     As filed with the Securities and Exchange Commission on April 29, 1999
                                                      Registration No. 333-

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              -------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     Under
                           The Securities Act of 1933
                              -------------------
                            MPATH INTERACTIVE, INC.
             (Exact Name of Registrant as Specified in its Charter)

             Delaware                              7310                            94-3217317
   (State or Other Jurisdiction        (Primary Standard Industrial             (I.R.S. Employer
 of Incorporation or Organization)      Classification Code Number)            Identification No.)

                                665 Clyde Avenue
                            Mountain View, CA 94043
                                 (650) 429-3900
  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)

                              -------------------

                                LINDA R. PALMOR
                            Chief Financial Officer
                            MPATH INTERACTIVE, INC.
                                665 Clyde Avenue
                        Mountain View, California 94043
                                 (650) 429-3900
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent for Service)

                              -------------------
                                   Copies to:

                 Joshua L. Green               Nora L. Gibson
                 Jeffrey Y. Suto             Lindsay C. Freeman
                Heather A. Harlan      BROBECK, PHLEGER & HARRISON LLP
                 David T. Sobota             Spear Street Tower
                 George Kellerman                One Market
                VENTURE LAW GROUP          San Francisco, CA 94105
            A Professional Corporation
               2800 Sand Hill Road
               Menlo Park, CA 94025

                              -------------------
  Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement.
  If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]
  If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. 333-72437 [X]
  If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                        CALCULATION OF REGISTRATION FEE

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
                                             Proposed
   Class of Each Class Of Securities     Maximum Aggregate       Amount of
           To Be Registered              Offering Price(1)   Registration Fee
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
Common Stock, par value $.00005 per
 share ...............................      $8,970,000            $2,494
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
(1) Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(o) under the Securities Act.

  The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

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

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

    This Registration Statement is filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act") by Mpath Interactive, Inc. In accordance with Rule 429 under the Securities Act, this Registration Statement incorporates by reference the contents of the Registration Statement on Form S-1 (Registration No. 333-72437) which was declared effective by the Commission on April 28, 1999 relating to the offering of an aggregate of 4,485,000 shares of common stock.

                                 CERTIFICATION

    Mpath hereby certifies to the Commission that:

  . it has instructed its bank to pay the Commission the filing fee set forth on the cover page of this Registration Statement by a wire transfer of the filing fee amount to the Commission's account at Mellon Bank as soon as practicable (but no later than the close of business on April 29, 1999);

  . it will not revoke these instructions;

  . it has sufficient funds in the relevant account to cover the amount of the filing fee; and

  . it will confirm receipt of these instructions by its bank during the bank's regular business hours no later than April 29, 1999.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Mountain View, State of California on April 28, 1999.

                                          MPATH INTERACTIVE, INC.

                                          By: /s/ Paul Matteucci
                                             ----------------------------------
                                          Paul Matteucci
                                          President and Chief Executive
                                           Officer

    Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

             Signature                           Title                    Date
             ---------                           -----                    ----

        /s/ Paul Matteucci           President, Chief Executive      April 28, 1999
____________________________________ Officer and Director
           Paul Matteucci            (Principal Executive
                                     Officer)

                 *                   Chief Financial Officer         April 28, 1999
____________________________________ (Principal Financial and
          Linda R. Palmor            Accounting Officer)

                 *                   Director                        April 28, 1999
____________________________________
            Brian Apgar

                 *                   Director                        April 28, 1999
____________________________________
          James W. Breyer

                 *                   Director                        April 28, 1999
____________________________________
           David A. Brown

                 *                   Director                        April 28, 1999
____________________________________
        Douglas G. Carlston

                 *                   Director                        April 28, 1999
____________________________________
           William McCall

                 *                   Director                        April 28, 1999
____________________________________
          Gregory O'Brien

                 *                   Director                        April 28, 1999
____________________________________
          Ruthann Quindlen

  *By:   /s/ Paul Matteucci                                          April 28, 1999
  __________________________________
           Paul Matteucci
          Attorney-in-Fact

                                 EXHIBIT INDEX

     Exhibit
     Number  Description
     ------- -----------
      23.1   Consent of Independent Accountants